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Exhibit 10.5

                             Schedule to Form of HCR
                            Amended and Restated Note
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
                                                            Lender State of
            Borrower                     Lender              Incorporation           Principal Sum             County
            --------                     ------             ---------------          -------------             ------
Financial Care Investors of         Pennsylvania BCC           Pennsylvania           $686,800.00              Lebanon
Lebanon, LLC                        Properties, Inc.

Financial Care Investors of         Pennsylvania BCC           Pennsylvania           $674,050.00             Lycoming
Loyalsock, LLC                      Properties, Inc.

Financial Care Investors of             HCN BCC                  Delaware             $692,000.00              Hamblen
Morristown, LLC                      Holdings, Inc.

Financial Care Investors of Oak         HCN BCC                  Delaware             $697,948.00             Anderson
Ridge, LLC                           Holdings, Inc.

Financial Care Investors of             HCN BCC                  Delaware           $1,243,550.00              Summit
Sagamore Hills, LLC                  Holdings, Inc.

Financial Care Investors of             HCN BCC                  Delaware           $1,313,675.00             Franklin
Westerville, LLC                     Holdings, Inc.
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